STOCK SALE AGREEMENT
                                 BY AND BETWEEN
                  CALIFORNIA AND HAWAIIAN SUGAR COMPANY, INC.

                                   ("SELLER")
                                      AND
                         CITICORP VENTURE CAPITAL, LTD.

                                 ("PURCHASER")
                           DATED AS OF AUGUST 5, 1998

                               TABLE OF CONTENTS
                                                              PAGE
                                                              ----
TERMS OF PURCHASE AND SALE......................................2
     1.01.  Sale of the Shares. ................................2
     1.02.  Purchase Price. ....................................3
     1.03.  Closing. ...........................................3

ARTICLE II REPRESENTATIONS AND WARRANTIES OF SELLER.............3
     2.01.  Organization; Good Standing. .......................3
     2.02.  Corporate Power and Authority; Effect of Agreement. 3
     2.03.  Capitalization. ....................................4
     2.04.  Governmental Authorization. ........................4
     2.05.  No Conflict. .......................................5
     2.06.  Title to Shares. ...................................5
     2.07.  Advisory Fees. .....................................5

ARTICLE III REPRESENTATIONS AND WARRANTIES OF PURCHASER.........6
     3.01.  Organization; Good Standing. .......................6
     3.02.  Power and Authority; Effect of Agreement. ..........6
     3.03.  Governmental Authorization. ........................6
     3.04.  No Conflict. .......................................6
     3.05.  Investment Representations. ........................7
     3.06.  Tax Matters. .......................................7
     3.07.  Advisory Fees. .....................................8

ARTICLE IV COVENANTS OF THE PARTIES.............................8
     4.01.  Cooperation; Further Assurances. ...................8
     4.02.  Certain Rights and Obligations of the Parties. .....8
     4.03.  Certain Filings. ..................................10
     4.04.  Securityholders Agreement. ........................10
     4.05.  Confidentiality. ..................................10
     4.06.  Specific Performance. .............................12

ARTICLE V CONDITIONS TO CLOSING................................12
     5.01.  Conditions of All Parties. ........................12
     5.02.  Conditions to the Obligations of Seller. ..........13
     5.03.  Conditions to Obligations of Purchaser. ...........14

ARTICLE VI TERMINATION PRIOR TO CLOSING........................15
     6.01.  Termination. ......................................15
     6.02.  Effect on Obligations. ............................15

ARTICLE VII MISCELLANEOUS......................................16
     7.01.  Expenses. .........................................16
     7.02.  Notices. ..........................................16
     7.03.  Governing Law. ....................................18
     7.04.  Entire Agreement. .................................18
     7.05.  Counterparts; Effectiveness. ......................18
     7.06.  Amendments; No Waivers. ...........................19
     7.07.  Severability. .....................................19
     7.08.  Captions. .........................................20
     7.09.  Successors and Assigns. ...........................20
     7.10.  Restrictive Legend. ...............................20

                              STOCK SALE AGREEMENT
                              --------------------

     This Stock Sale Agreement (this "Agreement"), dated as of August 5, 1998, is by and between California and Hawaiian Sugar Company, Inc., a Hawaii corporation (the "Seller"), and Citicorp Venture Capital, Ltd., a New York corporation (the "Purchaser").

                                 RECITALS

     WHEREAS, Seller is a party to that certain Asset Purchase Agreement, dated as of August 5, 1998, by and among, among others, Seller and Sugar Acquisition Corporation, a Delaware corporation ("Newco") (the "Asset Purchase Agreement"), pursuant to which Newco proposes to issue to Seller 1,000,000 shares of Newco Common Stock (as defined in the Asset Purchase Agreement) or Newco Class B Common Stock (as defined in the Asset Purchase Agreement), as applicable, 24,000 shares of Newco Junior Preferred Stock (as defined in the Asset Purchase Agreement), and 25,000 shares of Newco Exchangeable Preferred Stock (as defined in the Asset Purchase Agreement), as partial consideration for the transfer of substantially all of the assets and business of Seller to Newco; and

     WHEREAS, following the consummation of the transactions contemplated by the Asset Purchase Agreement, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, 600,000 shares of Newco Common Stock or Newco Class B Common Stock, as applicable, and 14,400 shares of Newco Junior Preferred Stock for the consideration set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements, and upon the terms and subject to the conditions, hereinafter set forth, the parties hereby agree as follows:

                                  DEFINITIONS

     "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such other Person.

     "Applicable Law" means, with respect to any Person, any domestic or foreign, federal, state or local statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, judgment, decree or other requirement of any Governmental Authority applicable to such Person or any of its Affiliates or any of their respective properties, assets, officers, directors, employees, consultants or agents (in connection with such officer's, director's, employee's, consultant's or agent's activities on behalf of such Person or any of its Affiliates).

     "Governmental Authority" means any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

     "Material Adverse Effect" means a change in, or effect on, Seller that (A) results in a material adverse effect on, or a material adverse change in, the assets, operations, financial condition or results of operations of Newco (excluding (i) adverse changes of an industry-wide impact or (ii) adverse changes attributable to the execution of this Agreement and the publicity attendant thereto) or (B) materially impairs or prohibits the ability of Seller and Purchaser to consummate the transactions contemplated hereby.

     "Person" means an individual, corporation, partnership, limited liability company, association, trust, estate or other entity or organization, including a Governmental Authority.

                           TERMS OF PURCHASE AND SALE

     1.01.  SALE OF THE SHARES.  At the Closing (as defined in Section 1.03
            ------------------
hereof), subject to the terms
and conditions set forth herein, Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, (i) an aggregate of 600,000 shares of Newco Common Stock and Newco Class B Common Stock (which shall consist of all of the Newco Class B Common Stock held by Seller (up to a maximum of 600,000 shares) and the remainder which shall consist of Newco Common Stock) and (ii) 14,400 shares of Newco Junior Preferred Stock (collectively, the "Shares").

     1.02.  PURCHASE PRICE.  Subject to the terms and conditions of this
            --------------
Agreement, in full payment of the purchase price for the Shares, Purchaser shall pay to Seller $15,000,000 in cash (the "Purchase Price").

     1.03.  CLOSING.
            -------

            (a) The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071, on the date on which the last of the conditions to Closing set forth in Sections 5.01, 5.02 and 5.03 have been satisfied or waived by the party or parties entitled to waive the same or such other date as to which Seller and Purchaser may agree (the "Closing Date").

            (b) At the Closing, subject to the terms and conditions set forth herein, Seller shall deliver or cause to be delivered to Purchaser stock certificates representing the Shares, duly endorsed in blank for transfer or accompanied by duly executed stock powers assigning the Shares in blank. The Shares shall bear legends giving notice of restrictions on transfer as set forth in Section 7.10 hereof.

            (c) At the Closing, subject to the terms and conditions set forth herein, Purchaser shall pay and deliver to Seller the Purchase Price. The Purchase Price shall be payable to Seller at the Closing by wire transfer in immediately available funds to a bank account designated by Seller in writing.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Purchaser as follows:

     2.01.  ORGANIZATION; GOOD STANDING.  Seller is duly organized, validly
            ---------------------------
existing and in good standing under the laws of the state of its incorporation or organization and has all requisite power and authority under such laws to carry on its business as now conducted.

     2.02.  CORPORATE POWER AND AUTHORITY; EFFECT OF AGREEMENT.  The execution,
            --------------------------------------------------
delivery and performance by Seller of this Agreement, and the consummation by Seller of the transactions contemplated herein, including the sale of the Shares, have been duly authorized by all necessary action on the part of Seller. This Agreement has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and is subject to general principles of equity.

     2.03.  CAPITALIZATION.  As of the Closing, (i) the authorized capital
            --------------
stock of Newco shall consist solely of the Newco Common Stock, the Newco Class B Common Stock, the Newco Junior Preferred Stock and the Newco Exchangeable Preferred Stock in the amounts, and having the rights, preferences and privileges, referred to in the Asset Purchase Agreement and (ii) other than the shares of Newco Common Stock, Newco Class B, Newco Junior Preferred Stock and Newco Exchangeable Preferred Stock to be issued pursuant to the Asset Purchase Agreement, there shall be no outstanding securities, options, warrants, calls, stock appreciation rights, profit sharing plans, phantom stock awards, rights, commitments, agreements, arrangements or understandings of any kind, to which Newco is a party or by which it is bound, obligating Newco to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of Newco, or obligating Newco to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking or any agreements or instruments having a similar economic effect.

     2.04.  GOVERNMENTAL AUTHORIZATION.  The execution, delivery and
            --------------------------
performance by Seller of this Agreement require no action by, consent or approval of, or filing with, any Governmental Authority other than
(a) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and federal and state securities laws or (b) any actions, consents, approvals or filings otherwise expressly referred to in this Agreement.

     2.05.  NO CONFLICT.  Except as disclosed on Schedule 3.04(c) to the Asset
            -----------
Purchase Agreement, the execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated herein will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with or constitute a default under (a) any provision of law, rule or regulation to which Seller is subject, (b) any order, judgment or decree applicable to Seller, (c) any provision of the charter documents of Seller or (d) any indenture, agreement or other instrument by which Seller is bound.

     2.06.  TITLE TO SHARES.
            ---------------

            (a) As of the Closing, Seller will own and will have good and marketable title to, and sole record and legal ownership of, the Shares, free and clear of any and all liens, security interests, pledges, mortgages, charges, limitations, claims, restrictions, rights of first refusal, rights of first offer, rights of first negotiation or other encumbrances of any kind or nature whatsoever (collectively, "Encumbrances").

            (b) Upon consummation of the Closing, without exception, Purchaser will acquire from Seller legal and beneficial ownership of, and good and marketable title to the Shares to be sold to Purchaser by Seller, free and clear of all Encumbrances other than those provided for in the Securityholders Agreement (as defined below).

     2.07.  ADVISORY FEES.  Except for Goldman, Sachs & Co., PaineWebber
             -------------
Incorporated and Cybus Capital Markets, LLC, there is no investment banker, broker, finder or other intermediary or advisor that has been retained by or is authorized to act on behalf of Seller who might be entitled to any fee, commission or reimbursement of expenses upon consummation of the transactions contemplated by this Agreement.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER
     Purchaser represents and warrants to Seller as follows:

     3.01.  ORGANIZATION; GOOD STANDING.  Purchaser is duly organized, validly
            ---------------------------
existing and in good standing under the laws of the state of its incorporation or organization and has all requisite power and authority under such laws to carry on its business as now conducted.

     3.02.  POWER AND AUTHORITY; EFFECT OF AGREEMENT.  The purchase of the
            ----------------------------------------
Shares, the payment and delivery of the Purchase Price, the execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated herein have been duly authorized by all necessary action on the part of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and is subject to general principles of equity.

     3.03.  GOVERNMENTAL AUTHORIZATION.  The execution, delivery and
            --------------------------
performance by the Purchaser of this Agreement require no action by, consent or approval of, or filing with, any Governmental Authority or any other Person other than (i) compliance with any applicable requirements of the HSR Act and federal and state securities laws or (ii) any actions, consents, approvals or filings otherwise expressly referred to in this Agreement.

     3.04.  NO CONFLICT.  The execution, delivery and performance by
            -----------
Purchaser of this Agreement and the consummation by Purchaser of the trans-actions contemplated herein will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with or constitute a default under (a) any provision of law, rule or regulation to which Purchaser is subject, (b) any order, judgment or decree applicable to Purchaser, (c) any provision of the charter documents of Purchaser or (d) any indenture, agreement or other instrument by which Purchaser is bound.

     3.05.  INVESTMENT REPRESENTATIONS.
            --------------------------

            (a) The Shares will be acquired by Purchaser for its own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof, other than pursuant to a valid exemption from the registration requirements of the Securities Act of 1933 (the "Securities Act").

            (b) Purchaser understands that the Shares will not be registered under the Securities Act on the ground that the sale of the Shares provided for in this Agreement is exempt from registration under the Securities Act and that the reliance of Seller on such exemption is predicated in part on Purchaser's representations set forth in this Agreement.

            (c) Purchaser acknowledges that it is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement.

            (d) Purchaser understands that the Shares being purchased hereunder are restricted securities within the meaning of Rule 144 under the Securities Act and that the Shares are not registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.

     3.06.  TAX MATTERS.  Neither Purchaser nor any direct or indirect
            -----------
transferee of the Shares shall at any time transfer cash or other property to Newco in a manner that would cause Purchaser or such transferee to be treated as having transferred property to Newco for purposes of applying Section 351 of the Internal Revenue Code of 1986, as amended, to the transactions contemplated hereby and by the Asset Purchase Agreement.

     3.07.  ADVISORY FEES.  Except for Goldman, Sachs & Co., PaineWebber
            -------------
Incorporated and Cybus Capital Markets LLC, there is no investment banker, broker, finder or other intermediary or advisor that has been retained by or is authorized to act on behalf of Purchaser who might be entitled to any fee, commission or reimbursement of expenses upon consummation of the transactions contemplated by this Agreement.

                                   ARTICLE IV
                            COVENANTS OF THE PARTIES

     4.01.  COOPERATION; FURTHER ASSURANCES.  The parties hereto will use all
            -------------------------------
commercially reasonable efforts, and will cooperate with each other, to secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required in order to comply with Applicable Laws and to effectuate the transactions contemplated hereby, and will otherwise use all reasonable efforts to cause the consummation of such transactions in accordance with the terms and conditions hereof. At any time or from time to time after the Closing, at the request of Seller or Purchaser, the parties shall execute and deliver any further instruments or documents and take all such further action as may be reasonably necessary in order to evidence or otherwise facilitate the consummation of the transactions contemplated hereby.

     4.02.  CERTAIN RIGHTS AND OBLIGATIONS OF THE PARTIES.
            ---------------------------------------------

            (a) Seller hereby agrees that Purchaser is entitled to rely on the representations and warranties made to Seller by Newco in Article IV of the Asset Purchase Agreement; and, that, in connection therewith, Purchaser, in its capacity as a purchaser of the Shares, shall have all of the rights and remedies that Seller shall have against Newco pursuant to Article IX of the Asset Purchase Agreement with respect to any breach of any representation or warranty by Newco, and Purchaser shall be entitled to exercise Seller's rights and remedies against Newco. In addition to the foregoing, Seller agrees and acknowledges that Purchaser shall have the right, on behalf of and for the benefit of Newco, to enforce the obligations of Seller to Newco under the Asset Purchase Agreement on the terms and conditions set forth in this Section 4.02.

            (b) Seller agrees and acknowledges that Purchaser shall be entitled, on behalf of and for the benefit of Newco, (i) to enforce any and all covenants and agreements of Seller contained in the Asset Purchase Agreement,
(ii) from and after the Closing Date, to make any determination as to whether Newco should seek indemnification pursuant to Article IX of the Asset Purchase Agreement and, as appropriate, to direct Newco to pursue such indemnification and (iii) to make any and all other determinations on behalf of Newco with respect to the rights (including rights pursuant to Sections 2.06, 2.07 and 6.07 of the Asset Purchase Agreement) and remedies of Newco under the Asset Purchase Agreement. Purchaser agrees to exercise its rights on behalf of and for the benefit of Newco in good faith and in a commercially reasonable manner. Following the Closing, Seller shall cooperate with Purchaser as reasonably required in order to enable Purchaser to assert such rights on behalf of Newco.

            (c) Seller agrees that it shall not, without the prior written consent of Purchaser, agree, cause to be made, or consent to any waiver, amendment or modification of any of the terms of the Asset Purchase Agreement.

            (d) In the event that the Closing occurs, Purchaser will have no direct rights, remedies or recourse against Seller for any breach of any representation, warranty or covenant of Seller contained in the Asset Purchase Agreement, and Purchaser's sole remedy pursuant to this Section 4.02 and the Asset Purchase Agreement for such breach shall be its right to direct the activities of Newco, on behalf of and for the benefit of Newco, in its pursuit of any claims or causes of action that it may have against Seller.

            (e) Purchaser agrees with Seller that it will cooperate with Seller and use its commercially reasonable efforts, prior to the consummation of the transactions contemplated in the Asset Purchase Agreement and this Agreement, to arrange for (i) the issuance and sale by Newco, in an offering pursuant to Rule 144A of the Securities Act of 1933, as amended, of senior subordinated notes having commercially reasonable terms, such offering to result in net cash proceeds to Newco (after the payment of underwriting discounts, commissions and offering expenses) of not less than $96,000,000 and
(ii) a revolving working capital credit facility for Newco pursuant to which Newco will have not less than $40,000,000 of borrowing capacity as of the Closing.

     4.03.  CERTAIN FILINGS.  The parties hereto shall cooperate with one
            ---------------
another in determining whetherany action by or in respect of, or filing with, any Governmental Authority ("Required Governmental Approvals") is required or reasonably appropriate, or any action, consent, approval or waiver from any party to any contract ("Required Contractual Consents") is required or reasonably appropriate, in connection with the consummation of the transactions contemplated by this Agreement. Subject to the terms and conditions of this Agreement, in taking such actions or making any such filings, the parties hereto shall furnish information required in connection therewith and seek timely to obtain any such actions, consents, approvals or waivers. Without limiting the foregoing, the parties hereto shall each promptly complete and file all reports and forms, and respond to all requests or further requests for additional information, if any, as may be required or authorized under the HSR Act and federal and state securities laws.

     4.04.  SECURITYHOLDERS AGREEMENT.  Simultaneously with the Closing, the
            -------------------------
parties hereto shall execute a Securityholders Agreement containing the terms set forth on Exhibit A and such other commercially reasonable terms as are
             ---------
satisfactory to each party hereto in their reasonable discretion.

     4.05.  CONFIDENTIALITY.
            ---------------

            (a) The parties hereto will, and will cause their Affiliates and representatives to, treat any data and information obtained with respect to any of the other parties hereto or any of their Affiliates from any representative, officer, director or employee of any of the other parties hereto, or from any books or records of any of the other parties hereto in connection with this Agreement or the Asset Purchase Agreement, confidentially and with commercially reasonable care and discretion, and will not disclose any such information to third parties; provided, however, that the foregoing shall not apply to
               --------  -------
(i) information in the public domain or that becomes public through disclosure by any party other than the party required by this Section 4.05 to treat the information as confidential, or its Affiliates or representatives, so long as such other party is not in breach of a confidentiality obligation,
(ii) information required to be disclosed by Applicable Law, (iii) information required to be disclosed, on a confidential basis, whenever possible, to obtain any Required Governmental Approvals or Required Contractual Consents; or
(iv) any information that is disclosed, on a confidential basis, whenever possible, to any actual or prospective lenders or investors in connection with financing the transactions contemplated by this Agreement or the Asset Purchase Agreement.

            (b) In the event that the Closing fails to take place and this Agreement is terminated, each party hereto, upon the written request of any other party hereto, will, and will cause its Affiliates and representatives to, promptly deliver to the requesting party any and all documents or other materials furnished by that party in connection with this Agreement or the Asset Purchase Agreement without retaining any copy thereof and without using any confidential information to solicit any customers of that party. In the event of such request, all other documents, whether analyses, compilations or studies, that contain or otherwise reflect the information so furnished shall be destroyed or shall be returned, and it shall be confirmed in writing that all such materials have been returned or destroyed. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

     4.06.     SPECIFIC PERFORMANCE.  The parties hereto recognize and agree
               --------------------
that in the event of a breach by any party hereto of Section 4.05, money damages would not be an adequate remedy for such breach and, even if money damages were adequate, it would be impossible to ascertain or measure with any degree of accuracy the damages sustained therefrom. Accordingly, if there should be a breach or threatened breach by any party hereto of provisions of
Section 4.05, each other party hereto shall be entitled without the requirement of posting a bond or other security to an injunction restraining any breach without showing or proving actual damage. Nothing in the preceding sentence shall limit or otherwise affect any remedies otherwise available under Applicable Law.

                                   ARTICLE V
                             CONDITIONS TO CLOSING

     5.01.  CONDITIONS OF ALL PARTIES.
            -------------------------

            (a) All Required Governmental Approvals for the transactions contemplated by this Agreement shall have been obtained without the imposition of any conditions that would have a Material Adverse Effect. All such Required Governmental Approvals shall be in effect, and no actions, suits, hearings, arbitrations or proceedings (public or private) (collectively, "Proceedings") shall have been instituted or threatened by any Governmental Authority against Seller or Purchaser (or any of their Affiliates) with respect thereto as to which there is a material risk of a determination that would terminate the effectiveness of, or otherwise materially and adversely modify the terms of, any such Required Governmental Approval; all applicable waiting periods with respect to such Required Governmental Approvals shall have expired; and all conditions and requirements prescribed by Applicable Law or by such Required Governmental Approvals to be satisfied on or prior to the Closing shall have been satisfied allowing all such Required Governmental Approvals to be and to remain in full force and effect assuming continued compliance with the terms thereof after the Closing.

            (b) The Required Contractual Consents shall have been obtained without the imposition of any conditions that would have a Material Adverse Effect. All such Required Contractual Consents shall be in full force and effect and no Proceeding shall have been instituted or threatened with respect thereto that, would have a Material Adverse Effect. All conditions and requirements prescribed by any required Contractual Consent (or any such other consent) to be satisfied on or prior to the Closing Date shall have been satisfied in all material respects.

            (c) The transactions contemplated by this Agreement and the consummation of the Closing shall not violate any Applicable Law. No temporary restraining order, preliminary or permanent injunction, cease and desist order or other order issued by any court of competent jurisdiction or any competent Governmental Authority or any other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, and there shall be no pending or threatened actions or proceedings by any Governmental Authority (or determinations by any Governmental Authority) or by any other Person challenging or in any manner seeking to restrict or prohibit the consummation of the transactions contemplated hereby.

            (d) Concurrently with the Closing, the parties shall have executed a Securityholders Agreement containing the terms set forth on Exhibit A and
                                                              ---------
such other commercially reasonable terms as are satisfactory to each party hereto in their reasonable discretion.

            (e) The parties to the Asset Purchase Agreement shall have complied in all material respects with each of their agreements and covenants contained therein to be performed on or prior to the Closing Date.

            (f) The transactions contemplated under the Asset Purchase Agreement shall have been consummated.

     5.02.  CONDITIONS TO THE OBLIGATIONS OF SELLER.  Seller's obligation to
             ---------------------------------------
sell the Shares shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

            (a) Purchaser shall have performed and satisfied in all material respects its obligations hereunder required to be performed or satisfied by it on or prior to the Closing Date. Seller shall have received a certificate signed by a duly authorized executive officer of Purchaser to the foregoing effect and to the effect that, to the knowledge of such executive officer, the foregoing conditions have been satisfied.

            (b) The representations and warranties of Purchaser contained in this Agreement shall be true, complete and accurate in all material respects at and as of the Closing Date, as if made at and as of the Closing Date. Seller shall have received a certificate signed by a duly authorized executive officer of Purchaser to the foregoing effect and to the effect that, to the knowledge of such executive officer, the foregoing condition has been satisfied.

            (c) Seller shall have acquired the Shares from Newco pursuant to the Asset Purchase Agreement.

            (d) Purchaser shall have delivered to Seller the Purchase Price in accordance with Article I hereof.

     5.03.  CONDITIONS TO OBLIGATIONS OF PURCHASER.  The obligation of
            --------------------------------------
Purchaser to purchase the Shares shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

            (a) Seller shall have performed and satisfied in all material respects its obligations hereunder required to be performed or satisfied by it on or prior to the Closing Date. Purchaser shall have received a certificate signed by a duly authorized executive officer of Seller to the foregoing effect and to the effect that, to the knowledge of such executive officer, the foregoing conditions have been satisfied.

            (b) The representations and warranties of Seller contained in this Agreement shall be true, complete and accurate in all material respects at and as of the Closing Date, as if made at and as of the Closing Date. Purchaser shall have received a certificate signed by a duly authorized executive officer of Seller to the foregoing effect and to the effect that, to the knowledge of such executive officer, the foregoing condition has been satisfied.

            (c) Seller shall have delivered for sale to Purchaser on or prior to the Closing Date those stock certificates (and any necessary stock transfer instruments) representing all Shares to be sold by Seller to Purchaser pursuant to Article I hereof.

            (d) All actions taken by Newco with respect to the performance of its obligations, the enforcement or waiver of its rights under the Asset Purchase Agreement, including without limitation, the terms and conditions of all financing transactions entered into in connection with such transactions, shall be satisfactory to the Purchaser.

                                   ARTICLE VI
                          TERMINATION PRIOR TO CLOSING

     6.01.  TERMINATION.  This Agreement may be terminated at any time prior to
            -----------
the Closing:

            (a)  By the mutual written consent of Seller and Purchaser; or

            (b) By either Seller or Purchaser by written notice if the closing of the transactions contemplated by the Asset Purchase Agreement has not been consummated by October 15, 1998 (the "Outside Date"); provided, however, that if, as of October 15, 1998, the California State Lands Commission has not formally approved or disapproved of the assignment to Newco pursuant to the Asset Purchase Agreement of those certain real property leases identified as Items A(1) and (2) on Schedule 3.07(c) of the Disclosure Schedules attached to the Asset Purchase Agreement and the failure to obtain such approval is the only remaining condition to the closing of the transactions contemplated by the Asset Purchase Agreement that has not been satisfied or waived as of such date, then the Outside Date shall automatically be extended to November 15, 1998, after which time either Seller or Purchaser may terminate this Agreement if the closing pursuant to the Asset Purchase Agreement shall not have been consummated.

     6.02.  EFFECT ON OBLIGATIONS.  Termination of this Agreement pursuant to
            ---------------------
this Article VI shall terminate all rights and obligations of the parties hereunder other than those contained in Section 4.02 hereof and this Section
6.02. In the event that the Asset Purchase Agreement is terminated pursuant to Sections 10.01(b) or (c) of the Asset Purchase Agreement, Seller agrees and acknowledges that Purchaser shall be entitled, in its own name and for its own benefit, to pursue any and all claims, rights and causes of action of Newco against Seller.

                                  ARTICLE VII
                                 MISCELLANEOUS

     7.01.  EXPENSES.
            --------

            (a) Except as otherwise provided herein, Purchaser and Seller shall cause all costs, expenses, liabilities, taxes and other charges incurred by Purchaser and Seller in connection with this Agreement and the transactions contemplated hereby to be paid by Newco, including the reasonable fees and expenses of investment banks, attorneys and other advisors.

            (b) In the event that this Agreement is terminated and/or the transactions contemplated hereby are not consummated, Seller shall be responsible for all of its expenses (including any fees and expenses of investment banks, attorneys and other advisors engaged by Seller) and Purchaser shall be responsible for its expenses (including any fees and expenses of investment banks, attorneys and other advisors engaged by Purchaser).

     7.02.  NOTICES.  All notices, requests, demands, claims and other
            -------
communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) if personally delivered, when so delivered, (ii) if mailed, five Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, (iii) if given by telex or telecopier, once such notice or other communication is transmitted to the telex or telecopier number specified below and the appropriate answer back or telephonic confirmation is received, provided that such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (ii) above or (iv) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent:

            If to Seller:
            -------------
            Alexander & Baldwin, Inc.
            333 Market Street, 30th Floor
            San Francisco, CA  94105
            Attention: Chief Financial Officer
            Telecopier:  (415) 546-9630

            with copies to:
            ---------------

            Alexander & Baldwin, Inc.
            Post Office Box 3440
            Honolulu, HI  96801
            Attention: General Counsel
            Telecopier: (808) 525-6678

            Bradford P. Weirick, Esq.
            Gibson, Dunn & Crutcher LLP
            333 S. Grand Avenue
            Los Angeles, CA  90071
            Telecopier:  (213) 229-7520

            If to Purchaser:
            ----------------

            David Howe
            Citicorp Venture Capital, Ltd.
            399 Park Avenue
            New York, NY  10043
            Telecopier:  (212) 888-2940

            with a copy to:
            ---------------

            Kirk Radke, Esq.
            Kirkland & Ellis
            Citicorp Center
            153 East 53rd Street
            New York, NY  10022
            Telecopier:  (212) 446-4900

     Any party may give any notice, request, demand, claim or other communication hereunder using any other means (including ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     7.03.  GOVERNING LAW.  This Agreement shall be construed in accordance
            -------------
with and governed by the internal laws (without reference to choice or conflict of laws) of the State of California.

     7.04.  ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
            ----------------
between the parties with respect to the subject matter hereof and supersedes all prior agreements (including the Letter of Intent, dated May 5, 1998), understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     7.05.  COUNTERPARTS; EFFECTIVENESS.  This Agreement may be signed in any
            ---------------------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

     7.06.  AMENDMENTS; NO WAIVERS.
            ----------------------

            (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

            (b) No waiver by a party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     7.07.  SEVERABILITY.  If any provision of this Agreement, or the appli-
            ------------
cation thereof to any Person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other Persons, places and circumstances shall remain in full force and effect only if, after excluding the portion deemed to be unenforceable, the remaining terms shall provide for the consummation of the transactions contemplated hereby in substantially the same manner as originally set forth at the later of the date this Agreement was executed or last amended.

     7.08.  CAPTIONS.  The captions herein are included for convenience of
            --------
reference only and shall be ignored in the construction or interpretation hereof. All references to an Article or Section include all subparts thereof.

     7.09.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
            ----------------------
inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of each other party, which approval shall not be unreasonably withheld.

     7.10.  RESTRICTIVE LEGEND.  The certificates representing the Shares will
            ------------------
bear the following legends giving notice of restrictions on transfer as follows:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     IN WITNESS WHEREOF, Seller and Purchaser have caused this Agreement to be executed and delivered by the undersigned duly authorized officers as of the day and year first above written.

                              CALIFORNIA AND HAWAIIAN SUGAR COMPANY, INC., A HAWAII CORPORATION


                              By:  /s/ David G. Koncelik
                                 -------------------------------------------
                              Name:  David G. Koncelik
                              Title:  President and Chief Executive Officer


                              CITICORP VENTURE CAPITAL, LTD.,
                              A NEW YORK CORPORATION


                              By:  /s/ David Howe
                                 -------------------------------------------
                              Name:  David Howe
                              Title:  Vice President